                                                                     Exhibit 4.1
--------------------------------------------------------------------------------
Number    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE               Shares
          NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
          1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
          SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED,
          ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISPOSED
          OF UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION
          STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING
          SUCH SECURITIES OR (II) SUCH SALE, TRANSFER,
          ASSIGNMENT, OFFER, PLEDGE OR OTHER DISPOSITION IS
          EXEMPT FROM THE REGISTRATION AND PROSPECTUS
          DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
          THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE
          SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED
          IN THE SECOND AMENDED AND RESTATED INVESTMENT
          AGREEMENT DATED AS OF JUNE 30, 1999, TO WHICH THE
          COMPANY IS A PARTY, AS AMENDED, SUPPLEMENTED OR
          OTHERWISE MODIFIED FROM TIME TO TIME, AND MAY NOT
          BE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF THE CORPORATION'S PREFERRED STOCK ARE SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATION. THE CORPORATION WILL FURNISH A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATION TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST.

              Incorporated under the Laws of the State of Delaware
                             TRANSMEDIA NETWORK INC.
                     The Corporation is Authorized to Issue

                      ------------------------------------
                          __________ Shares of Series A
                      Preferred Stock, Par Value $.10 Each
                      ------------------------------------

         This Certifies that ___________________________________________________
is the owner of ________________________________________________________________
fully-paid and non-assessable Shares of Series A Preferred Stock, par value $.10 per share, of the above Corporation transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof the corporation has caused this certificate to be executed by its duly authorized officers.

Dated:


-------------------------------------      -------------------------------------
              President                                 Secretary
--------------------------------------------------------------------------------

For Value Received, _______________ hereby sells, assigns and transfers unto-PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-------------------------
|                       |
------------------------------------------------------------------------------
 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
 THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
    PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                       CHANGE WHATEVER



______________________________________________________________Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint ____________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

                                          In the presence of